UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2003

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	000-26538	65-0572565
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure

On December 1, 2003, Encore Medical Corporation (the “Company”) issued a press release to announce that the Company received pre-market approval from the U.S. Food and Drug Administration for its Keramos™ ceramic-on-ceramic acetabular hip replacement.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated December 1, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: December 1, 2003	By:	/s/ Harry L. Zimmerman

Harry L. Zimmerman Executive Vice President – General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Encore Medical Corporation Press Release dated December 1, 2003

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